UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2011

Boeing Capital Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-10795	95-2564584
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Naches Ave. SW, 3rd Floor Renton, Washington		98057
(Address of principal executive offices)		(Zip Code)

(425) 965-4000

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 1, 2011, Boeing Capital Corporation (the “Company”) issued $500,000,000 in aggregate principal amount of 2.125% Senior Notes due 2016 (the “2016 Notes”) and $250,000,000 in aggregate principal amount of 2.900% Senior Notes due 2018 (the “2018 Notes” and, together with the 2016 Notes, the “Notes”). The Notes were issued pursuant to an Indenture dated as of August 31, 2000, between the Company and Deutsche Bank Trust Company Americas, formerly Bankers Trust Company.

On July 28, 2011, the Company entered into a Purchase Agreement (the “Purchase Agreement”) with the underwriters (the “Purchasers”), for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC acting as representatives with respect to the 2016 notes and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and RBS Securities Inc. acting as representatives with respect to the 2018 notes, pursuant to which the Company agreed to issue and sell the Notes to the Purchasers.

The Notes are unsecured and have the same rank as all of Boeing Capital Corporation’s other unsecured and unsubordinated debt. The 2016 Notes will mature on August 15, 2016 and the 2018 Notes will mature on August 15, 2018. The Company will pay interest on the Notes semiannually on February 15 and August 15 beginning February 15, 2012, to the person in whose name the Notes are registered at the close of business on the February 1 or August 1 preceding each February 15 or August 15, payable in arrears. The Company will have the right to redeem either series of Notes in whole or in part, upon at least 30 days, but not more than 60 days’ prior written notice, at any time prior to maturity at the redemption price described in the Final Prospectus Supplement filed with the Securities and Exchange Commission on July 28, 2011 (Registration No. 333-154844) (the “Final Prospectus Supplement”).

The Company has filed with the Securities and Exchange Commission a Prospectus dated November 12, 2008 (Registration No. 333-154844), a Preliminary Prospectus Supplement dated July 28, 2011, a Free Writing Prospectus dated July 28, 2011 and the Final Prospectus Supplement in connection with the public offering of the Notes.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

1.1	Purchase Agreement, dated July 28, 2011, among Boeing Capital Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC acting as representatives of the several purchasers named therein with respect to the 2016 notes and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and RBS Securities Inc. acting as representatives of the several purchasers named therein with respect to the 2018 notes.

4(g)	Form of senior fixed rate note.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Boeing Capital Corporation

	By:	/s/ Kelvin E. Council
Kelvin E. Council
August 2, 2011		Vice President and Chief Financial Officer

EXHIBIT INDEX

1.1	Purchase Agreement, dated July 28, 2011, among Boeing Capital Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC acting as representatives of the several purchasers named therein with respect to the 2016 notes and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and RBS Securities Inc. acting as representatives of the several purchasers named therein with respect to the 2018 notes

4(g)	Form of senior fixed rate note.